Exhibit 3.1
BY-LAWS
of
MICHAEL BAKER CORPORATION
(a Pennsylvania corporation)
Adopted March 26, 1968
AMENDED TO: November 28, 2007

INDEX
BY-LAWS
MICHAEL BAKER CORPORATION

Exhibit A

BY-LAWS
MICHAEL BAKER CORPORATION
As Adopted March 26, 1968
     See Minutes of Special Meeting of Shareholders
     of MBJR, INC. of March 26, 1968 (MBJR, INC. Vol. IV)
Amended March 29, 1968
     See Form S-1 (SEC)- No. 2-28614, Ex. 3.2
Amended May 27, 1968
     See Closing File — Stock Sale June 20, 1968
     Agenda Item 16A- Ex. A
Amended April 16, 1969
     See Form S-1 (SEC) — No. 2-34123, Ex. 3.2
Amended January 21, 1970
     See Form 8-K (SEC) for January, 1970
Amended April 21, 1971
     See Form 8-K (SEC) for April, 1971
Amended November 17, 1971
     See Form 8-K (SEC) for November, 1971
Amended March 15, 1972
     See Form 10-K (SEC) for December, 1972
               (now EUTHENICS SYSTEMS CORPORATION)
Amended June 21, 1972
     See Form 8-K (SEC) for June, 1972
Amended June 20, 1973
     See Form 8-K (SEC) for August, 1973
Amended February 20, 1974
     See Form 10-K (SEC) for December, 1973
               (now MICHAEL BAKER CORPORATION)
Amended February 18, 1976
     See Form 10-K (SEC) for December, 1975
Amended November 17, 1976

Amended April 18, 1979
     See Form 10-K (SEC) for December, 1979
Amended April 22, 1981
Amended May 18, 1983
Amended April 25, 1984
Amended April 24, 1985
Amended July 17, 1985
Amended April 23, 1986
Amended July 17, 1990
Amended November 28, 2007
     See Form 8-K (SEC) for November, 2007

BY-LAWS
MICHAEL BAKER CORPORATION
(A Pennsylvania Corporation)
As Adopted March 26, 1968
AMENDED TO: November 28, 2007
ARTICLE I
Meetings of Shareholders
     Section 1.01 Annual Meetings; Notice. An annual meeting of the shareholders shall be held each year within five months after the end of the fiscal year of the Corporation on such day and at such time and place as may be designated by the Board of Directors, or if not so designated on the fourth Wednesday of April in each year if not a legal holiday, and if a legal holiday then on the next business day following, at 10:00 o’clock A.M., local time, at the principal office of the Corporation. Written notice of the annual meeting shall be given at least 10 calendar days prior to the meeting to each shareholder entitled to vote thereat. At the annual meeting the shareholders shall elect a Board of Directors, and may transact any other business, irrespective of whether the notice of such meeting contains a reference thereto, except as otherwise expressly required herein or by law. (Rev. 4/18/79)
     Section 1.02 Special Meetings; Notice. Special meetings of the shareholders may be called at any time, for the purpose or purposes set forth in the call, by the Chairman of the Board or the Vice Chairman, or by a majority of the directors in office, or by the holders of not less than one-fifth of all the shares outstanding and entitled to vote, by delivering a written request to the Secretary. Special meetings shall be held at such place as may be designated by the Board of

Directors, or if not so designated, at the principal office of the Corporation. Written notice of special meetings shall be mailed at least 10 calendar days prior to the meeting to each shareholder entitled to vote thereat at his address as appears on the books of the Corporation. No business may be transacted at any special meeting other than business the general nature of which has been stated in the notice of meeting, and business which is germane thereto. (Rev. 2/18/76)
     Section 1.03 Organization and Manner of Acting. A shareholders’ meeting duly called shall not be organized for the transaction of business unless a quorum is present. At any meeting the presence in person or by proxy of share holders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall be necessary and sufficient to constitute a quorum. The shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present in person or by proxy may adjourn the meeting to such time and place as they may determine, without notice other than announcement at the meeting, until a quorum as aforesaid shall be present; and in the case of any meeting called for the election of directors, such meeting may be adjourned only from day to day and those who attend the second of such adjourned meetings, although entitled to cast less than a majority of the votes which all outstanding shares are entitled to cast, shall nevertheless constitute a quorum for the purpose of electing directors. In all elections of directors, voting shall be conducted according to the principles of cumulative voting. In all other cases resolutions of the shareholders shall be adopted, and any action of the shareholders at a meeting upon any matter shall be taken and be valid, only with the affirmative vote of shareholders entitled to cast at least a majority of the votes which could be cast by the shareholders present (in person or by proxy), except as may be otherwise expressly required herein or in the Articles of the Corporation or by law. The Chairman of the Board, or in his absence the Vice Chairman, shall preside, and the Secretary shall take the minutes, at all meetings of the shareholders. In the absence of the foregoing officers the presiding officer shall be designated by the Board of Directors or, if not so designated, shall be selected by the shareholders present; and in the absence of the Secretary, the presiding officer shall designate any person to take the minutes of the meeting. (Rev. 2/18/76)
ARTICLE II
Directors
     Section 2.01 Number, Election and Term of Office. The number of directors which shall constitute the full Board of Directors shall be such number, not less than five (5) nor more than thirteen (13) as shall be determined from time to time by resolution duly adopted by the shareholders of the Corporation or by the vote of a majority of directors in office at any regular or special meeting. Each director shall hold office from the time of his election if he consents thereto, other wise from the time he accepts office or attends his first meeting of the Board, and shall serve until the next annual meeting of shareholders, and thereafter until his successor is duly elected and qualifies, or until his death, resignation or removal. (Rev. 4/16/69) (Rev. 3/15/72) (Rev. 2/20/74)
     Section 2.01.1 Nominations. Nominations for the office of director of the Corporation shall be made either (1) by the Board of Directors of the Corporation, by resolution adopted by a majority of the directors Present at a duly called and convened meeting thereof, or (2) by any shareholder of the Corporation entitled to be present and to vote at the meeting or by a duly authorized proxy if (a) such nomination is submitted in writing to the Secretary of the Corporation, in the case of the annual meeting of shareholders, at least 60 days prior thereto or, in the case of a special meeting of shareholders called for. the purpose of electing directors, within 10 days after announcement is made by the corporation of such meeting, (b) such written notice is accompanied by a written consent of the nominee for service if elected, and (c) such written notice is accompanied by a current resume of such nominee and such other information concerning such nominee as would be required to be included in a proxy statement to be filed with the Securities and Exchange Commission pursuant to the provisions of the securities Exchange Act of 1934, as amended. Except to the extent that the Board of Directors is permitted by law to appoint or elect a director to fill a vacancy on the Board of Directors, no person may be elected a director of the corporation unless he has been duly nominated in the manner set forth in these By-laws. (Rev. 4/22/81)
     Section 2.02 Organization Meeting; Notice. An organization meeting of the newly elected Board of Directors shall be held each year promptly after the annual meeting of shareholders at a place designated by the Chairman of the Board or the Vice Chairman. At such meeting the Board of Directors shall organize itself and elect the executive officers of the Corporation for the ensuing year, and may transact any other business. Notice of the organization meeting of the Board or of the business to be transacted thereat shall not be required to be given, except as otherwise expressly required herein or by law. (Rev. 2/18/76)
     Section 2.03 Regular Meetings, Notice. In addition to the Organization Meeting in April, regular meetings of the Board shall be held at the principal office of the Corporation on the third Thursday of each February, July, October and December at 9:00 o’clock a.m. or at such other time and place as shall be designated by the Board of Directors from time to time or by the

Chairman of the Board. Notice of such regular meetings of the Board shall not be required herein or by law, except that whenever the time or place of regular meetings shall be initially fixed or changed, notice of such action shall be given promptly by telephone or otherwise to each director not participating in such action. (Rev. 5/27/68) (Rev. 1/21/70) (Rev. 3/15/72) (Rev. 11/17/76) (Rev. 4/18/79) (Rev. 7/17/85)
     Section 2.04 Special Meetings; Notice. Special meetings of the Board may be called at any time by the Board itself by vote at a meeting, or by any three directors, or by the chairman of the Board or the vice Chairman, to be held at such place and day and hour as shall be specified by the person or persons calling the meeting or by the Secretary. Notice of every special meeting of the Board of Directors, which shall state briefly the place, day and hour thereof, shall be given to each director either by being mailed on at least the second calendar day prior to the date of the meeting, or by being sent by telegraph or given personally or by telephone prior to the date of the meeting. Neither the call of a special meeting nor the notice thereof need specify the purpose thereof or the business to be transacted thereat, except as otherwise expressly required herein or by law. (Rev. 2/18/76)
     Section 2.05 Organization and Manner of Acting. At all meetings of the Board of Directors, the presence in person of a majority of the directors in office shall be necessary and sufficient to constitute a quorum for the transaction of business. If a quorum is not present at any meeting, the meeting may be adjourned from time to time by a majority of the directors present, without notice other than announcement at the meeting, until a quorum as afore said shall be present. Resolutions of the Board shall be adopted, and any action of the Board upon any matter shall be taken and be valid, with the affirmative vote of at least a majority of the directors present at a meeting duly convened, except as otherwise provided herein or by law. The Chairman of the

Board, or in his absence the vice Chairman, shall preside at all meetings of the Board of Directors, and the Secretary shall take the minutes of all such meetings. In the absence of the foregoing officers the directors present shall select a member of the Board to preside; and in the absence of the Secretary, the presiding officer shall designate any person to take the minutes of the meeting. (Rev. 2/18/76)
     Section 2.06 Presumption of Assent. Minutes of each meeting of the Board shall be made available to each director at or before the next succeeding regular meeting. Every director shall be presumed to have assented to such minutes unless his objection thereto shall be made to the Secretary within 30 days after such next regular meeting.
     Section 2.07 Resignations. Any director may resign by submitting to the Chairman of the Board or the Vice Chairman his resignation, which (unless otherwise specified therein) need not be accepted to make it effective and shall be effective immediately upon its receipt by such officer. (Rev. 2/18/76)
     Section 2.08 Removal of Directors. The entire Board of Directors or any individual director may be removed from office at any time without assigning any cause, by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders would be entitled to cast at any annual election, given at a special meeting of the shareholders called for the purpose. Unless the entire Board be removed, not more than one director at a time may be removed by any one vote of shareholders; and no individual director shall be removed in case the votes of a sufficient number of shares are cast against the resolution for his removal which if cumulatively voted at an annual election of the full Board would be sufficient to elect at least one director.

     Section 2.09 Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled either by the shareholders of the corporation or by a majority of the remaining directors, though less than a quorum.
     Section 2.10 Executive Committee. An Executive Committee of three or more directors may be appointed by resolution adopted by a majority of the directors in office. Such Committee, when appointed, shall have all the powers and exercise all the authority of the Board in the management of the business and affairs of the Corporation for the period designated, except as specially limited by the Board. Meetings of the Executive Committee maybe called at any time by any member, to be held at such place and day and hour as shall be specified by the person or persons calling the meeting, or by the Secretary. Notice of every meeting of the Executive Committee, which shall state briefly the place, day and hour thereof, but need not state the purposes thereof, shall be given to each member either by being mailed on at least the second calendar day prior to the date of the meeting, or by being sent by telegraph or given personally or by telephone prior to the date of the meeting. Notice of such meeting may be waived in writing, whether before or after the time stated therein, or by attendance in person at the meeting. The presence in person of two members of the Committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and any action of the Committee upon any matter shall be taken and be valid with the affirmative vote of at least a majority of the members present at a meeting duly convened. The Executive Committee shall keep a record of all action taken and report such action to the Board of Directors at its next meeting thereafter. Any action taken by the Executive Committee shall be subject to alteration or revocation by the Board of Directors; provided, however, that third parties shall not be prejudiced by such alteration or revocation.

     Section 2.11 Other Committees. Other standing or temporary committees may be appointed, from its own number or otherwise, by the Board of Directors from time to time, and the Board may from time to time invest committees with such powers, subject to such conditions, as it may see fit. All committees so appointed shall keep such record of the transactions of their meetings as the Board shall direct.
     Section 2.12 Compensation. Directors of the Corporation shall be paid a fixed annual amount, Plus reasonable expenses as fixed by resolution of the Board. Such compensation shall be for attendance at all Regular and special Meetings of the Board of Directors and Share holders as required and for performing all other duties as Directors. Directors shall also be entitled to receive such compensation for services rendered to the Corporation as Officers, Committee Members, or in any capacity other than as Directors, as maybe provided from time to time by resolution of the Board. (Rev. 5/27/68)
     Section 2.13 Conference Telephones. One or more Directors may participate in the meeting of the Board of Directors of the corporation or a committee thereof by means of a conference telephone or similar communication by means of which all persons participating in the meeting can hear each other. (Rev. 5/18/83)
ARTICLE III
Officers and Employees
     Section 3.01 Chairman of the Board. The Chairman of the Board (Chairman), who shall be elected from among the directors shall preside at all meetings of the Shareholders and of the Board of Directors, and shall have such other powers and shall perform such other duties as from time to time may be assigned to him by the Board of Directors or these By-laws. The Chairman shall be, ex-officio, a member of all standing committees of the Board. (Rev. 4/25/84)
     Section 3.01.1 Executive Officers. The Executive Officers of the corporation shall be the Chief Executive Officer, the President, one or more Executive Vice Presidents and one or more Vice Presidents, (as may be determined by the Board of Directors) the Secretary, one or more Assistant Secretaries, the Treasurer and one or more Assistant Treasurers all of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person except that the same person shall not be chairman, vice Chairman or President and Secretary or Assistant Secretary. Each executive officer shall hold office until the next succeeding Annual Meeting of the Board of Directors and thereafter until his successor is duly elected and qualifies or until his death, resignation or removal. The Board may authorize the corporation to enter into employment contracts with any executive officer for periods longer than one year and the provision herein for annual election shall be without prejudice to the contract rights, if any, of executive officers under such contracts. (Rev. 4/25/84)
     Section 3.02 Additional and Assistant Officers, Agents and Employees. The Board of Directors from time to time may appoint one or more other officers, assistant officers, agents, employees and independent contractors as the Board deems advisable, and the Board of Directors or the Chairman shall prescribe their duties, conditions of employment and compensation. Subject to the power of the Board of Directors, the Chairman may employ from time to time such other agents, employees and independent contractors as he may deem advisable, and prescribe their duties, conditions of employment and compensation. The Chairman may dismiss any agent, employee or independent contractor not employed by authority of the Board, without prejudice to the contract rights, if any, of the person so dismissed. (Rev. 4/21/71)
     Section 3.03 Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation. Be shall exercise the powers and perform the duties usual to the chief executive officer and, subject to the control and direction of the Board of Directors, shall have management and supervision over and exercise general executive powers concerning all the property, business and affairs of the Corporation. He shall see that all policies, programs, order and resolutions of the Board of Directors are carried into effect, and shall have all powers and perform all duties incident to the office of general manager, and such other powers and duties as from time to time may be assigned to him by the Board of Directors or these By-laws. He shall have the power to execute deeds, bonds, mortgages, and other contracts, agreements and instruments of the Corporation. The Chief Executive Officer or an officer of the Corporation designated by the Chief Executive Officer shall have custody of all executed contract documents, agreements and instruments pertaining to the business purposes of the corporation. (Rev. 4/25/84)
     Section 3.03.1 The Vice Chairman. The Vice Chairman shall, subject to the control and direction of the Board of Directors and the Chief Executive officer direct and supervise those affairs of the Corporation assigned to him by the Chief Executive Officer or these By-laws. In the absence of or disability of the Chairman, the Vice Chairman shall preside at all meetings of the Board of Directors and of the shareholders. He shall have the power to execute deeds, bonds, mortgages, and other contracts, agreements and instruments of the Corporation. (Rev. 4/23/86)

     Section 3.04 The President. The President shall assist the Chairman and the Vice Chairman in such executive and administrative duties as the Chairman may assign to him or as may be prescribed by the Board. In the absence of the Vice Chairman, the President shall exercise the powers and duties of the Vice Chairman. The President shall have the power to execute contracts and agreements of the Corporation in the normal course of business and shall exercise such further powers and duties as may from time to time be prescribed in these By-laws or by the Board of Directors or by the Chairman. (Rev. 2/18/76)
     Section 3.05 The Executive Vice Presidents. The Executive Vice Presidents shall assist the Chairman of the Board, the Vice Chairman, and the President in such executive and administrative duties as the Chairman of the Board may assign to them or as may be prescribed by the Board. In the absence of the President, the Executive Vice Presidents (in the order of their seniority if there shall be more than one) shall exercise the powers and duties of the President. The Executive Vice Presidents shall have the power to execute contracts and agreements of the Corporation in the normal course of business and shall exercise such further powers and duties as may from time to time be prescribed in these By-laws or by the Board of Directors or by the Chairman of the Board. (Rev. 4/21/71) (Rev. 6/20/73) MSCO Rev. 4/17/74) (Rev. 2/18/76)
     Section 3.05.1 The Vice Presidents. The Vice Presidents shall have such powers and duties in such capacities as may be assigned by the Board of Directors, the Chairman, or the Vice Chairman. (Added 6/20/73) (AMSCO added 4/17/74) (Rev. 2/18/76)
     Section 3.06 The Secretary. The Secretary shall: (a) be custodian of the Corporation’s leases, deeds, and other indicia of title; (b) keep or cause to be kept at the registered office of the Corporation an original or duplicate record of the proceedings of the shareholders and the Board of Directors, and a copy of the Articles of the corporation and of these By-laws; (c) attend to the giving of notices of the Corporation as may be required by law or these By-laws; (d) be custodian of the corporate records and of the seal of the Corporation and see that the seal is affixed to such documents as may be necessary or advisable; (e) have charge of and keep at the registered office of the Corporation, or cause to be kept at the office of a transfer agent or registrar within the Commonwealth of Pennsylvania, an original or duplicate share register, giving the names of the shareholders in alphabetical order, and showing their respective addresses, the number and classes of shares held by each, the number and date of certificates issued for the shares, and the date of cancellation of every certificate surrendered for cancellation; and (f) have such other powers and duties as may from time to time be prescribed by the Board of Directors or the Chairman. (Rev. 4/21/71)
     Section 3.07 The Treasurer. The Treasurer shall: (a) be the principal officer in charge of tax and financial matters of the Corporation, and have custody of the Corporation’s tax files and financial documents; (b) have charge and custody of and be responsible for the corporate funds, securities, investments and insurance policies; (c) receive, endorse for collection and give receipts for checks, notes, obligations, funds and securities of the Corporation, and deposit moneys and other valuable effects in the name and to the credit of the Corporation, in such depositories as shall be designated by the Board of Directors; (d) subject to the provisions of Section 4.01 of the By-laws, cause to be disbursed the funds of the Corporation by payment in cash or by checks or drafts upon the authorized depositories of the Corporation, and cause to be taken and preserved proper vouchers and receipts for such disbursements; (e) see that the lists, books, reports, statements, tax returns, certificates and other documents and records required, by law are properly prepared, kept and filed; (f) cause to be kept appropriate, complete and accurate books or records of account of all its business and transactions; (g) render to the Chairman and the Board of Directors when and as required, an account of all his transactions as Treasurer, and a report as to the financial position and operations of the Corporation; and (h) have such other powers and duties as may from time to time be prescribed by the Board of Directors or the Chairman. (Rev. 4/21/71)
     Section 3.08 Vacancies. A vacancy in any office or position by reason of death, resignation, removal, disqualification or any other cause, shall be filled in the manner provided in this ARTICLE III for regular election or appointment to such office. (Rev. 4/21/71)
     Section 3.09 Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason deemed sufficient by the Board, the Board of Directors may delegate for the time being all or a part of the powers and duties of such officer to any other officer or director or other person whom it may select. (Rev. 4/21/71)
ARTICLE IV
Shares of Capital Stock
     Section 4.01 Share Certificates. Every holder of fully-paid stock of the Corporation may be entitled to a certificate or certificates, consecutively numbered, to be in such form as the Board of Directors may from time to time prescribe, and signed (in facsimile or otherwise, as permitted by law) by the Chairman, the Vice Chairman, the President, an Executive Vice President, or a Vice President and by the Secretary or an Assistant Secretary, which shall represent and certify the number of shares of stock owned by such holder. The Board may authorize the issuance of certificates for fractional shares or, in lieu thereof, scrip or other evidence of ownership, which may in the discretion of the Board entitle the holder thereof to voting, dividend or other rights of shareholders. All or part of the shares of stock of the Corporation may also be uncertificated shares to the extent determined by the Board of Directors from time to time; however, in no event shall shares of stock represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation. (Rev. 4/21/71) (Rev. 2/18/76) (Rev. 11/28/07)
     Section 4.02 Transfers of Shares. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation, and in the case of certificated shares, only upon surrender to the Corporation for cancellation of the certificate or certificates for such shares, properly endorsed by the registered shareholder or by his assignee or legal representative, who shall furnish proper evidence of succession, assignment or authority to transfer, or by the agent of one of the foregoing thereunto duly authorized by an instrument duly executed and filed with the Corporation. In the case of uncertificated shares, transfers shall be made upon receipt of proper transfer instructions from the registered holder or his assignee or legal representative, in compliance with applicable procedures for transferring shares in uncertificated form. (Rev. 11/28/07)
     Section 4.03 Lost, Stolen, Destroyed or Mutilated Certificates. New certificates for shares of stock may be issued to replace certificates lost, stolen, destroyed or mutilated upon such terms and conditions, including proof of loss or destruction and the giving of a satisfactory bond of indemnity, as the Board of Directors from time to time may determine.
     Section 4.04 Regulations Relating to Shares. The Board of Directors shall have power and authority to make all such rules and regulations not inconsistent with these By-laws as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.
     Section 4.05 Record Date. The Board of Directors may fix a time, not more than fifty days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of or to vote at any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange or shares. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the corporation as the holder and owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or right, title or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of Pennsylvania. (Rev. 5/27/68)
     Section 4.06 Determinations as to Issuance, Transfer and Registration. The Board of Directors (or any officer or other person as the Board of Directors may designate) from time to time may make such rules, policies and procedures as it, he or she may deem appropriate concerning the issue, transfer and registration of shares of stock of the Corporation, whether certificated or uncertificated. (Rev. 11/28/07)

ARTICLE V
Miscellaneous Corporate Transactions and Documents
     Section 5.01 Signatures on Notes, Checks, etc. All properly authorized notes, drafts, acceptances, checks, endorsements (other than for deposit), guarantees, and all evidences of indebtedness of the Corporation whatsoever, shall be signed by such one or more officers or agents of the Corporation, subject to such requirements as to counter signature or other conditions, as the Board of Directors from time to time may determine. Facsimile signatures on checks may be used if authorized by the Board of Directors.
     Section 5.02 Execution of Instruments Generally. Except as provided in Section 5,01, all properly authorized deeds, bonds, mortgages , contracts and other instruments requiring execution by the Corporation may be executed and delivered by the Chairman, the Vice Chairman, the President, any Executive Vice President, or any Vice President of the corporation and authority to sign any such contracts or instruments, which may be general or confined to specific instances, may be conferred by the Board of Directors upon any other person or persons. Any person having authority to sign on behalf of the Corporation may delegate, from time to time, by instrument in writing, all or any part of such authority to any person or persons if authorized so to do by the Board of Directors. (Rev. 4/21/71) (Rev: 2/18/76)
     Section 5.03 Voting Securities Owned by Corporation. Voting securities of any other corporation held by this Corporation shall be voted by the Chairman unless the Board confers authority to vote with respect thereto, which may be general or confined to specific investments, upon some other person. Any person authorized to vote any such securities shall have the power to appoint proxies, with general power of substitution. (Rev. 4/21/71)

     Section 5.04 Control Transactions. Section 910 of the Pennsylvania Business Corporation Law (effective December 23, 1983) shall not be applicable to the corporation, and no holder of voting shares of the corporation in the event that it becomes the subject of a control transaction as defined in such Section 910 shall be entitled to the rights and remedies set forth therein. (Rev. 3/5/84)
     Section 5.05 Control-Share Acquisition Provisions. Subchapter G to Chapter 25 of the Business Corporation taw of 1988 entitled “Control-Share Acquisitions” (which provides generally that shares acquired in a control-share acquisition (as defined in such Subchapter G) have no voting rights unless the shareholders of the corporation approve a resolution restoring voting rights to such shares) shall not be applicable to the Corporation. (Rev. 7/17/90)
     Section 5.06 Disgorgement of Profits Provisions. Subchapter H to Chapter 25 of the Business-Corporation taw of 1988 entitled “Disgorgement by Certain .Controlling Shareholders following Attempts to Acquire Control” (which provides. generally that any profit realized by a controlling person or group (as defined in such Subchapter H) from the disposition of equity securities of a corporation to any person, including the corporation, may be recovered by the corporation if the equity securities were disposed of within 18 months after the person or group became a controlling person or group and were acquired within 24 months prior to or 18 months after the person or group obtained the status of a controlling person or group) shall not be applicable to the Corporation. (Rev. 7/17/90)

ARTICLE VI
General Provisions
     Section 6.01 Offices. The principal business office of the Corporation shall be at 4301 Dutch Ridge Road, Beaver, Beaver County, Pennsylvania. The Corporation may also have offices at such other places within or without the Commonwealth of Pennsylvania as the business of the Corporation may require. (Rev. 6/21/72)
     Section 6.02 Corporate Seal. The Board of Directors shall prescribe the form of a suitable corporate seal, which shall contain the full name of the Corporation and the year and state of incorporation.
     Section 6.03 Fiscal Year. The 52/53 week fiscal year of the Corporation shall end the Sunday nearest to the 31st day of December. (Rev. 4/24/85)
ARTICLE VII
Indemnification
     Section 7.01 Personal Liability of Directors. (a) To the fullest extent that the laws of the Commonwealth of Pennsylvania, as in effect on January 27, 1987 or as thereafter amended, permit elimination or limitation of the liability of directors, no director of the Company shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director; (b) this Section 7.01 shall not apply to any actions filed prior to January 27, 1987, nor to any breach of performance of duty or any failure of performance of duty by any director of the Company occurring prior to January 27, 1987. The provisions of this Section shall be deemed to be a contract with each director of the Company who serves as such at any time while this Section is in effect and each such director shall be deemed to be so serving in reliance on the provisions of this Section. Any amendment or repeal of this Section or adoption of any other By-law or other provision of the Articles of the Company which has the effect of increasing director liability shall operate prospectively only and shall not affect any action taken, or any failure to act, prior to the adoption of such amendment, repeal, other By-law or other provision. (Rev. 4/22/87)
ARTICLE VIII
Transactions with Related Persons
     Section 8.01 No contract or other transaction between this Corporation and another corporation, partnership, firm, association or other person shall be invalidated or otherwise adversely affected by the fact that any one or more shareholders, directors or officers of this Corporation.
     (i) is pecuniarily or otherwise interested in, or is a shareholder, director, officer, or member of such other corporation, partnership, firm or association, or
     (ii) is a party to, or is in any other way pecuniarily or otherwise interested in, such contract or other transaction, or
     (iii) is in any way connected with any corporation, partnership, firm, association or other person pecuniarily or otherwise interested in such contract or other transaction,

provided the fact of such interest shall be disclosed or known to the Board of Directors or to the shareholders, as the case may be; and any and every shareholder or director may be counted in determining the existence of a quorum, and in determining the effectiveness of action taken, at any meeting of the shareholders or of the Board of Directors of the corporation for the purpose of authorizing, entering into or ratifying any such contract or other transaction, with like force and effect as if he were not so interested, or were not such a shareholder, director, member or officer, or were not such a party or were not so connected.
ARTICLE IX
Amendments
     Section 9.01 Amendments. These By-laws may be altered, amended and repealed, and new By-laws may be adopted, by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast, or by the vote of a majority of the directors in office, at any regular or special meeting.